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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2004

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                        MERCANTILE BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)

          Maryland                      0-5127                  52-0898572
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(State or other jurisdiction       (Commission File          (I.R.S. Employer
      of incorporation)                 Number)             Identification No.)

           Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203
               (Address of principal executive offices) (Zip Code)

                                 (410) 237-5900
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition

On October 19, 2004, the Registrant issued a press release and held a conference call relating to its earnings for the quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. This information is furnished under Item 2.02 Results of Operations and Financial Condition. The information in this Form 8-K and Exhibits attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01 Financial Statements and Exhibits

99.1  Press release dated October 19, 2004


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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Mercantile Bankshares Corporation
                                                     (Registrant)

Date:  October 19, 2004                    /s/ Terry L. Troupe
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                                           Terry L. Troupe
                                           Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX

Exhibit No.                         Description
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99.1              Press release dated October 19, 2004 announcing Registrant's third quarter 2004 earnings.


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